SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 10, 2001


                                HORIZON PCS, INC.
               (Exact name of registrant as specified in charter)

                        Commission File Number 333-51238

             Delaware                                   31-1707839
 (State or other jurisdiction of               (IRS Employer Identification
          incorporation)                                   No.)




          68 East Main Street
           Chillicothe, Ohio                               45601-0480
(Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code (740) 772-8200





          (Former name or former address, if changed since last report)
                                       N/A

Item 5.  Other Events.

     On December 10, 2001, Horizon PCS, Inc. ("Horizon PCS") issued a press release announcing the completion of its private offering of notes. Horizon PCS hereby incorporates by reference the information set forth in its Press Release dated December 10, 2001, a copy of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number        Description
         --------------        -----------
         99.1                  Press Release dated December 10, 2001

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HORIZON PCS, INC.



Date:  December 10, 2001          By: /s/  Peter M. Holland
                                    --------------------------------------------
                                    Peter M. Holland, Chief Financial Officer
                                    (Principal Financial and Accounting Officer)




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